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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2005

                               ATLAS AMERICA, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


       Delaware                        1-32169                   51-0404430
----------------------------    -----------------------      -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
 of incorporation)                                           Identification No.)

                    311 Rouser Road, Moon Township, PA    15108
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 412-262-2830

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communication pursuant to Rule 425 under the Securities Act
___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act


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ITEM 7.01.  REGULATION FD DISCLOSURE

On January 20, 2005 a Drilling and Operating Agreement ("Agreement") between Atlas America, Inc. ("Atlas") and Knox Energy, LLC ("Knox") dated as of September 15, 2004, became effective. Under the Agreement, Atlas and Knox have agreed to jointly pursue drilling on various parcels of property comprising approximately 198,298 acres which are leased to Knox in Anderson, Campbell, Morgan, Roane and Scott Counties, Tennessee. The Agreement provides that, upon obtaining all necessary permits, and upon notification to Knox, Atlas will have the right to drill and operate wells on the leases and will own 100% of the working interest in such wells, subject to Knox's right to elect to participate, on a well-by-well basis, for up to 50% of the working interest in each well. For all wells in which Knox elects to participate, Knox will pay to Atlas a share of the drilling costs proportionate to the interest it elects to take. With respect to a well that Atlas elects to drill, the Agreement provides that upon payment to Knox of a site fee, Knox will execute a partial assignment to Atlas of the portion of the lease pertaining to such well.

In connection with the Agreement, Atlas has entered into a Gas Gathering Agreement with Coalfield Pipeline Company ("Coalfield") which also was dated as of September 15, 2004, under which Coalfield will transport the natural gas produced from the wells drilled on the Knox leases for a fee of $.55 per mcf. The fee is fixed for five years.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT NUMBER                DESCRIPTION OF DOCUMENT
--------------                -----------------------
99.1                          Drilling and Operating Agreement dated as of
                              September 15, 2004 between Atlas America, Inc. and
                              Knox Energy, LLC

99.2 Gas Gathering Agreement dated as of September 15, 2004 between Atlas America, Inc. and Coalfield Pipeline Company









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ATLAS AMERICA, INC.


                                                  By:  /s/  Freddie Kotek
                                                     ---------------------------
                                                  Name:  Freddie Kotek
Date: January 27, 2005                            Title: Chief Financial Officer






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                                  EXHIBIT INDEX

EXHIBIT NUMBER                DESCRIPTION OF DOCUMENT
--------------                -----------------------
99.1                          Drilling and Operating Agreement dated as of
                              September 15, 2004 between Atlas America, Inc. and
                              Knox Energy, LLC (with exhibits)

99.2 Gas Gathering Agreement dated as of September 15, 2004 between Atlas America, Inc. and Coalfield Pipeline Company